August 12, 2011

Lazard Funds Prospectus

Institutional

Shares

Open

Shares

Real Estate

Lazard U.S. Realty Income Portfolio

LRIIX

LRIOX

Lazard U.S. Realty Equity Portfolio

LREIX

LREOX

Lazard International Realty Equity Portfolio

LITIX

LITOX

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 Lazard Funds Table of Contents

▲

2	Summary Section	Carefully review this important section for
2	Lazard U.S. Realty Income Portfolio	information on investment objectives, fees and
8	Lazard U.S. Realty Equity Portfolio	past performance and a summary of the
13	Lazard International Realty Equity Portfolio	Portfolios’ principal investment strategies
18	Additional Information about the Portfolios	and risks.
19	Additional Information About Principal Investment Strategies and	Review this section for additional information
	Principal Investment Risks	on the Portfolios’ principal investment
strategies and risks.
20	Fund Management	Review this section for details on the people and
21	Portfolio Management	organizations who oversee the Portfolios.
21	Biographical Information of Principal Portfolio Managers
21	Administrator
21	Distributor
21	Custodian
22	Shareholder Information	Review this section for details on how shares
22	General	are valued, how to purchase, sell and exchange
22	How to Buy Shares	shares, related charges and payments of
25	Distribution and Servicing Arrangements	dividends and distributions.
25	How to Sell Shares
26	Investor Services
27	General Policies
27	Account Policies, Dividends and Taxes
29	Financial Highlights	Review this section for recent financial information.
	Back Cover	Where to learn more about the Portfolios.

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 Lazard Funds Summary Section

▲

Lazard U.S. Realty Income Portfolio

Investment Objectives

The Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	1.01%	1.06%

Acquired Fund Fees and Expenses*	.01%	.01%

Total Annual Portfolio Operating Expenses*	1.77%	2.07%

Fee Waiver and Expense Reimbursement**	.61%	.61%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.16%	1.46%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio for a period of three years following the closing of the Realty Income Fund Reorganization (defined below), to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, with respect to the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in the first three years only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$118	$368

Open Shares	$149	$462

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Realty Income Fund (defined below) was 77.4% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of U.S. Realty Companies (defined below), as well as certain synthetic instruments related to U.S. Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in U.S. Realty Companies and may include warrants, rights, options and shares of exchange-traded funds (“ETFs”).

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”), or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings (“IPOs”).

The Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships (“MLPs”) and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be U.S. Realty Companies), including, but not limited to, securities of non-U.S. companies and other investment companies.

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

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Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights; and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Portfolio may be forced to reinvest in lower yielding securities. This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Fixed income securities are subject to credit risk, interest rate risk and call and reinvestment risk as described above for preferred securities. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. If there is a decline in the credit quality of a fixed income security, or a perception of a decline, the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered

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speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like.

Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Although the Portfolio is not considered to be “non-diversified,” it may invest in a smaller number of issuers than other, more diversified, investment portfolios, and the Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Realty Income Portfolio. It is currently anticipated that before the Portfolio commences operations substantially all of the assets of Grubb & Ellis AGA Realty Income Fund, which has the same portfolio managers as are contemplated for the Portfolio (the “Predecessor Realty Income Fund”), will be transferred to the Portfolio in a tax-free reorganization (the “Realty Income Fund Reorganization”). If the Realty Income Fund Reorganization is approved by shareholders of the Predecessor Realty Income Fund, the Realty Income Fund Reorganization would occur on or about September 16, 2011. The performance figures for the Portfolio’s Open Shares in the bar chart and table represent the performance of the Predecessor Realty Income Fund’s shares from year-to-year and average annual total returns, compared to a broad measure of market performance. Updated performance information, including current yield, is available at www.gbefunds.com or by calling (877) 40-GRUBB. The Predecessor Realty Income Fund’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 40.10% Worst Quarter: 3/31/09 -13.67%

The year-to-date total return as of June 30, 2011 was 4.76%.

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Average Annual Total Returns
(for the periods ended December 31, 2010)

After-tax returns for the Institutional Shares will vary from those of Open Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	7/30/08

Returns Before Taxes		33.15%	16.62%

Returns After Taxes on Distributions		27.16%	12.81%

Returns After Taxes on Distributions and Sale of Portfolio Shares		22.37%	12.08%

Dow Jones U.S. Select Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)		28.47%	-.49%

Merrill Lynch Fixed Rate Preferred Index (reflects no deduction for fees, expenses or taxes)		13.66%	3.02%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	1.47%

The 30 day yield at June 30, 2011 was 6.02%.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, Lead Portfolio Manager of the Predecessor Realty Income Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the closing of the Realty Income Fund Reorganization and become a portfolio manager of the Portfolio from inception.

David R. Ronco, Portfolio Manager of the Predecessor Realty Income Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the closing of the Realty Income Fund Reorganization and become a portfolio manager of the Portfolio from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 18.

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 Lazard Funds Summary Section

▲

Lazard U.S. Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	5.65%	5.70%

Acquired Fund Fees and Expenses*	.01%	.01%

Total Annual Portfolio Operating Expenses*	6.46%	6.76%

Fee Waiver and Expense Reimbursement**	5.25%	5.25%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.21%	1.51%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio for a period of three years following the closing of the Realty Equity Fund Reorganization (defined below), to the extent Total Annual Portfolio Operating Expenses exceed 1.20% and 1.50% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, with respect to the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in the first three years only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$123	$384

Open Shares	$154	$477

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Realty Equity Fund (defined below) was 91.2% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of U.S. Realty Companies (defined below), as well as certain synthetic instruments related to U.S. Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in U.S. Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive (i.e. the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be U.S. Realty Companies), including, but not limited to, securities of non-U.S. companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. Preferred stock is subject to credit and interest rate risk (described below) and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio

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could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like. Some fixed income securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Realty Equity Portfolio. It is currently anticipated that before the Portfolio commences operations substantially all of the assets of Grubb & Ellis AGA U.S. Realty Fund, which has the same portfolio managers as are contemplated for the Portfolio (the “Predecessor Realty Equity Fund”), will be transferred to the Portfolio in a tax-free reorganization (the “Realty Equity Fund Reorganization”). If the Realty Equity Fund Reorganization is approved by shareholders of the Predecessor Realty Equity Fund, the Realty Equity Fund Reorganization would occur on or about September 16, 2011. The performance figures for the Portfolio’s Open Shares in the bar chart and table represent the performance of the Predecessor Realty Equity Fund’s shares from year-to-year and average annual total returns, compared to a broad measure of market performance. Updated performance information is available at www.gbefunds.com or by calling (877) 40-GRUBB. The Predecessor Realty Equity Fund’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/09 36.29% Worst Quarter: 3/31/09 -17.70%

The year-to-date total return as of June 30, 2011 was 9.54%.

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Average Annual Total Returns
(for the periods ended December 31, 2010)

After-tax returns for the Institutional Shares will vary from those of Open Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		35.55%	47.03%

Returns After Taxes on Distributions		29.91%	41.73%

Returns After Taxes on Distributions and Sale of Portfolio Shares		23.03%	37.62%

Dow Jones U.S. Select Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)		28.47%	28.74%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		15.06%	20.63%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, Lead Portfolio Manager of the Predecessor Realty Equity Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the closing of the Realty Equity Fund Reorganization and become a portfolio manager of the Portfolio from inception.

David R. Ronco, Portfolio Manager of the Predecessor Realty Equity Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the Realty Equity Fund Reorganization and become a portfolio manager of the Portfolio from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 18.

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 Lazard Funds Summary Section

▲

Lazard International Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	12.39%	12.44%

Acquired Fund Fees and Expenses*	.01%	.01%

Total Annual Portfolio Operating Expenses*	13.30%	13.60%

Fee Waiver and Expense Reimbursement**	11.99%	11.99%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.31%	1.61%

*	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio for a period of three years following the closing of the International Realty Fund Reorganization (defined below), to the extent Total Annual Portfolio Operating Expenses exceed 1.30% and 1.60% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, with respect to the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in the first three years only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$133	$415

Open Shares	$164	$508

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor International Realty Fund (defined below) was 53.9% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of non-U.S. Realty Companies (defined below), as well as certain synthetic instruments relating to non-U.S. Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in non-U.S. Realty Companies and may include depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), warrants, rights, options and shares of ETFs. The Portfolio’s investments in non-U.S. companies may include securities of companies whose principal business activities are located in emerging market countries.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be non-U.S. Realty Companies), including, but not limited to, other investment companies and collective investment funds.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may, but is not required to, enter into forward currency contracts and write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. Preferred stock is subject to credit and interest rate risk (described below) and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected.

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Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

Because the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like. Some fixed income securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

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Any investments in other investment companies, collective investment funds and ETFs are subject to the risks of the investments of the investment companies, collective investment funds and ETFs, as well as to the general risks of investing in investment companies, collective investment funds and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the other investment companies, collective investment funds and ETFs in which the Portfolio invests.

Performance Bar Chart and Table
Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Realty Equity Portfolio. It is currently anticipated that before the Portfolio commences operations substantially all of the assets of Grubb & Ellis AGA International Realty Fund, which has the same portfolio managers as are contemplated for the Portfolio (the “Predecessor International Realty Fund”), will be transferred to the Portfolio in a tax-free reorganization (the “International Realty Fund Reorganization”). If the International Realty Fund Reorganization is approved by shareholders of the Predecessor International Realty Fund, the International Realty Fund Reorganization would occur on or about September 16, 2011. The performance figures for the Portfolio’s Open Shares in the bar chart and table represent the performance of the Predecessor International Realty Fund’s shares from year-to-year and average annual total returns, compared to a broad measure of market performance. Updated performance information is available at www.gbefunds.com or by calling (877) 40-GRUBB. The Predecessor International Realty Fund’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 31.31% Worst Quarter: 6/30/10 -10.95%

The year-to-date total return as of June 30, 2011 was 1.34%.

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Average Annual Total Returns
(for the periods ended December 31, 2010)

After-tax returns for the Institutional Shares will vary from those of Open Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		11.46%	45.16%

Returns After Taxes on Distributions		8.50%	40.57%

Returns After Taxes on Distributions and Sale of Portfolio Shares		8.19%	37.05%

S&P/Citigroup World Property (ex-U.S.) Index (reflects no deduction for fees, expenses or taxes)		18.09%	29.84%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, Lead Portfolio Manager of the Predecessor International Realty Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the closing of the International Realty Fund Reorganization and become the portfolio manager of the Portfolio from inception.

David R. Ronco, Portfolio Manager of the Predecessor International Realty Fund, is anticipated to become a portfolio manager/analyst on the Investment Manager’s Real Estate team upon the closing of the International Realty Fund Reorganization and become a portfolio manager of the Portfolio from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolio” on page 18.

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 Lazard Funds Additional Information about the Portfolios

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Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$2,500

IRA Rollover/Transfer (Open Shares only)	$2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Transfer Agent on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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 Lazard Funds Additional Information About Principal Investment Strategies and Principal
  Investment Risks

Overview

The Fund consists of twenty separate Portfolios, three of which are described in this Prospectus. Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios. Each Portfolio has its own investment objectives, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. Each Portfolio’s investment objectives may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders.

Additional Information About Principal Investment Strategies

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment strategies contained in the “Summary Section.”

The Investment Manager may use macroeconomic analysis and property sector research, including domestic and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolios consider a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

The Portfolios may invest in derivatives transactions, including writing put and call options and, for Lazard International Realty Equity Portfolio, forward currency contracts, for hedging purposes or to seek to increase returns.

Under adverse market conditions, a Portfolio could pursue a temporary defensive strategy by investing some or all of its assets in money market instruments to seek to avoid or mitigate losses.

Additional Information About Principal Investment Risks

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment risks contained in the “Summary Section.”

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non- Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Because IPO shares frequently are volatile in price, a Portfolio may hold IPO shares for a very short period of time, increasing the Portfolio’s portfolio turnover rate.

In pursuing a temporary defensive strategy, a Portfolio may forgo more profitable investment strategies and, as a result, may not achieve its stated investment objectives.

You should be aware that the Portfolios:

•	are not bank deposits

•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	are not guaranteed to achieve their stated goals

Lazard International Realty Equity Portfolio

Entering into forward currency contracts, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not entered into such contracts. Forward currency contracts are subject to the risk of default by the counterparty, can be illiquid and are subject to many of the risks of investments in, and can be highly sensitive to changes in the value of, the underlying currency. As such, a small commitment to forward currency contracts could potentially have a relatively large impact on the Portfolio’s performance.

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 Lazard Funds Fund Management

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Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $161.6 billion as of June 30, 2011. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager will be available in the Fund’s annual report to shareholders for the year ended December 31, 2011.

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Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

It is anticipated that Jay P. Leupp and David R. Ronco will be primarily responsible for the day-to-day management of the assets of the Portfolios from inception.

Biographical Information of Principal Portfolio Managers

Jay P. Leupp currently is the Lead Portfolio Manager of the Predecessor Realty Income Fund, the Predecessor Realty Equity Fund and the Predecessor International Realty Fund (the “Predecessor Funds”), and it is anticipated that he will become a Managing Director of the Investment Manager and a portfolio manager/analyst on the Investment Manager’s Real Estate team in connection with the reorganization of each Predecessor Fund into the corresponding Portfolio. Currently Mr. Leupp is the President and Chief Executive Officer of Grubb & Ellis Alesco Global Advisors, LLC, which he founded in 2005. Prior to that he was Managing Director of Real Estate Equity Research at RBC Capital Markets and Robertson Stephens & Co., Inc.

David R. Ronco currently is a Portfolio Manager of the Predecessor Realty Income Fund and the Predecessor Realty Equity Fund, and it is anticipated that he will become a Senior Vice President of the Investment Manager and a portfolio manager/analyst on the Investment Manager’s Real Estate team in connection with the reorganization of each Predecessor Fund into the corresponding Portfolio. Currently Mr. Ronco is a Senior Investment Analyst and Portfolio Manager of Grubb & Ellis Alesco Global Advisors, LLC, which he joined in 2006. Prior to that he was in the real estate and equity research groups at RBC Capital Markets and Robertson Stephens & Co., Inc.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-domestic securities.

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 Lazard Funds Shareholder Information

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General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity.

The Fund determines the NAV of each Portfolio’s share classes as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors (the “Board”).

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of non-domestic securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-domestic securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in U.S. Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$100,000

Open Shares	$2,500

IRA Rollover/Transfer (Open Shares only)	$2,500

The subsequent investment minimum is $50.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

The Fund reserves the right to close a Portfolio to investors at any time.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Send the Purchase Application and a check for $2,500 or more for Open Shares, or $100,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

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regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

By Wire

Your bank may charge you a fee for this service.

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.

Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Shareholder Information—Investor Services—Exchange Privilege.”

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan
(Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in Open Shares of a Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

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Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below.

Redemption fees are only one way for the Fund to deter abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

All of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading

24Prospectus

activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in foreign markets are particularly susceptible to time zone arbitrage. As a result, Lazard International Realty Equity Portfolio may be at greater risk for market timing than funds that invest in securities trading in U.S. markets.

Distribution and Servicing Arrangements

The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third parties to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of any applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by each Portfolio and used primarily to offset the transaction costs that short-term trading imposes on each Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest.

The Fund, in its discretion, may waive or reverse the redemption fee for Portfolio shares redeemed or exchanged: (1) through systematic, nondiscretionary rebalancing or asset allocation programs that have been approved by the Distributor; (2) in connection with the Fund’s Systematic Withdrawal Plan, described below; (3) by a fund-of-funds; (4) involuntarily, such as a redemption resulting from failure to maintain a minimum investment or due to a Portfolio merger or liquidation; (5) in connection with a conversion from one share class to another share class of the same Portfolio; (6) in the event of shareholder death or post-purchase disability; (7) to return an excess contribution in an IRA or qualified plan account; (8) in connection with required minimum distributions from an IRA or qualified plan account; (9) in programs with financial intermediaries that include on their platforms qualified default investment alternatives for participant-directed individual account plans (with respect to which Department of Labor regulations restrict the imposition of redemption fees and similar fees) and where adequate systems designed to deter abusive trading practices are in place; (10) by certain accounts under situations deemed appropriate by the Fund, including where the capability to charge a fee does not exist or is

Prospectus25

not practical and where adequate systems designed to deter abusive trading practices are in place; or (11) in the event of transactions documented as inadvertent or prompted by bona fide emergencies or other exigent circumstances. In certain situations, a financial intermediary, wrap sponsor or other omnibus account holder may apply the Portfolios’ redemption fees to the accounts of their underlying shareholders. If this is the case, the Portfolios will rely in part on the account holder to monitor and assess the redemption fee on the underlying shareholder accounts in accordance with this Prospectus. The redemption fee may be waived, modified or terminated at any time, or from time to time, without advance notice.

Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investments allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

26Prospectus

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

General Policies

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

For Lazard U.S. Realty Income Portfolio, income dividends, if any, are anticipated to be paid quarterly. For the other two Portfolios, income dividends are anticipated

Prospectus27

to be paid annually. Net capital gains, if any, are normally distributed annually, but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about November 18, 2011 at www.LazardNet.com or by calling (800) 823-6300. Because the REITs in which the Portfolios invest do not provide complete information about the taxability of their distributions until after the calendar year-end, the Portfolios may not be able to determine how much of their distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, the Portfolios may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28th.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify that they are exempt from withholding

28Prospectus

 Lazard Funds Financial Highlights

▲

Financial Highlights

The financial highlights information in the following tables for the Portfolios’ Open Shares represents the financial highlights of the Predecessor Funds’ shares for the fiscal periods indicated. It is currently contemplated that each Predecessor Fund will be reorganized into the corresponding Portfolio on or about September 16, 2011. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions), if any. This information has been audited by Deloitte & Touche LLP, whose report, along with each Predecessor Fund’s financial statements, is included in the Predecessor Funds’ annual report, which is available on request and also is supplied with the SAI.

LAZARD U.S. REALTY INCOME PORTFOLIO

	Year Ended May 31, 2011	Year Ended May 31, 2010	Period Ended May 31, 2009(1)

Net asset value, beginning of period	$10.78	$6.79	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.32	0.48	0.41
Net realized and unrealized gain (loss)	2.05	4.10	(3.26)

Total from investment operations	2.37	4.58	(2.85)

Less distributions paid:
Dividends from net investment income	(0.64)	(0.59)	(0.36)
Distributions from net realized gains	(1.17)	—	—

Total distributions paid	(1.81)	(0.59)	(0.36)

Paid-in capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$11.34	$10.78	$6.79

Total return (4)	23.27%	69.50%	(27.15)%
Ratios/supplemental data:
Net assets, end of period (000)	$15,830	$9,864	$3,817
Ratio of expenses to average net assets before waiver and reimbursements (5)	2.42%	4.20%	19.67%
Ratio of expenses to average net assets after waiver and reimbursements (5)	1.48%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements (5)	1.86%	2.42%	(10.00)%
Ratio of net investment income to average net assets after waiver and reimbursements (5)	2.81%	5.14%	8.19%
Portfolio turnover rate (4)	77.4%	116.2%	70.7%

(1)	The Fund commenced operations on July 30, 2008.

(2)	Per share net investment income has been calculated based on average shares outstanding during the period.

(3)	Rounds to less than 0.5 cent per share.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

Prospectus29

LAZARD U.S. REALTY EQUITY PORTFOLIO

	Year Ended May 31, 2011	Year Ended May 31, 2010	Period Ended May 31, 2009(1)

Net asset value, beginning of period	$16.66	$10.76	$10.00

Income from investment operations:
Net investment income (2)	(0.07)	0.05	0.14
Net realized and unrealized gain	5.17	7.26	0.62

Total from investment operations	5.10	7.31	0.76

Less distributions paid:
Dividends from net investment income	(0.04)	(0.17)	—
Distributions from net realized gains	(2.23)	(1.24)	—

Total distributions paid	(2.27)	(1.41)	—

Paid-in capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$19.49	$16.66	$10.76

Total return (4)	33.01%	70.16%	7.60%
Ratios/supplemental data:
Net assets, end of period (000)	$4,852	$2,463	$110
Ratio of expenses to average net assets before waiver and reimbursements (5)	5.66%	17.23%	214.80%
Ratio of expenses to average net assets after waiver and reimbursements (5)	1.93%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements (5)	(4.15)%	(14.91)%	(209.28)%
Ratio of net investment income to average net assets after waiver and reimbursements (5)	(0.41)%	0.32%	3.52%
Portfolio turnover rate (4)	91.2%	138.2%	36.5%

(1)	The Fund commenced operations on December 31, 2008.

(2)	Per share net investment income has been calculated based on average shares outstanding during the period.

(3)	Rounds to less than 0.5 cent per share.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

30Prospectus

LAZARD INTERNATIONAL REALTY EQUITY PORTFOLIO

	Year Ended May 31, 2011	Year Ended May 31, 2010	Period Ended May 31, 2009(1)

Net asset value, beginning of period	$14.54	$15.39	$10.00

Income from investment operations:
Net investment income (2)	0.16	0.28	0.10
Net realized and unrealized gain (loss)	3.99	1.40	5.29

Total from investment operations	4.15	1.68	5.39

Less distributions paid
Dividends from net investment income	(0.55)	(1.51)	—
Distributions from net realized gains	(1.16)	(1.05)	—

Total distributions paid	(1.71)	(2.56)	—

Paid-in capital from redemption fees (3)	0.00	0.03	—

Net asset value, end of period	$16.98	$14.54	$15.39

Total return (4)	29.13%	9.65%	53.90%
Ratios/supplemental data:
Net assets, end of period (000)	$1,716	$1,427	$424
Ratio of expenses to average net assets before waiver and reimbursements (5)	14.35%	25.27%	116.23%
Ratio of expenses to average net assets after waiver and reimbursements (5)	1.96%	2.00%	2.00%
Ratio of net investment loss to average net assets before waiver and reimbursements (5)	(11.41)%	(21.56)%	(112.33)%
Ratio of net investment income to average net assets after waiver and reimbursements (5)	0.98%	1.71%	1.90%
Portfolio turnover rate (4)	53.9%	81.4%	5.1%

(1)	The Fund commenced operations on December 31, 2008.

(2)	Per share net investment income has been calculated based on average shares outstanding during the period.

(3)	Rounds to less than 0.5 cent per share.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

Prospectus31

[This Page Intentionally Left Blank]

Wherever there’s opportunity, there’s Lazard.SM

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual Report (Report):

The Predecessor Funds’ annual report to shareholders for the period ended May 31, 2011 contains additional information on each of the Predecessor Fund’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Predecessor Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the SAI at http://prospectus-
express.newriver.com/summary.asp?doctype=sai&
clientid=lazardll&fundid=52106N616, or request the
SAI and other information and discuss your questions
about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
www.LazardNet.com

You can get a free copy of the Report at www.gbefunds.com, or request the Report by calling (877) 404-7822 or writing Grubb & Ellis AGA Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.

•

Free from the SEC’s website at http://www.sec.gov.

•

Investment Company Act file no. 811-06312

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP
1375 Broadway
New York, NY 10018
www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112-6300 • 800-823-6300 • www.LazardNet.com

© 2011 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC